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Exhibit No. 10.129

                                 $3,037,333.33

                                  ECOGEN INC.
                            ECOGEN INVESTMENTS INC.
                                ECOGEN-BIO INC.

                    8% Convertible Note due October 31, 2002



                                October 31, 1997


Number SSNB-1

         SECTION 1. General. ECOGEN INC., a Delaware corporation (the "Company), ECOGEN INVESTMENTS INC., a Delaware corporation, and ECOGEN-BIO INC., a Delaware corporation (hereinafter individually called a "Borrower" and collectively, "Borrowers") ), for value received, hereby jointly and severally promise to pay to the order of UNITED EQUITIES (COMMODITIES) COMPANY, a New York general partnership ("Payee"), on October 31, 2002 (the "Maturity Date") the principal amount of THREE MILLION THIRTY SEVEN THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND THIRTY-THREE CENTS ($3,037,333.33), together with interest thereon from the date hereof at the rate of eight percent (8%) per annum, and to pay interest at the rate of twelve percent (12%) per annum (the "Default Rate") on any overdue principal, and on any overdue interest, from the due date thereof until the obligation of the Borrowers with respect to the payment thereof shall be discharged in full. Interest at the Default Rate shall accrue both before and after judgment. Interest on the unpaid principal amount shall be payable in arrears on a semi-annual basis commencing April 30, 1998. Interest hereon for any period other than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed.

         This Note has been issued pursuant to a Convertible Note Purchase Agreement dated October 31, 1997 by and among the Borrowers and the Purchaser (the "Purchase Agreement"). This Note and any other similar notes (including without limitation any PIK Notes (as hereinafter defined)) that are issued pursuant to the Purchase Agreement are hereinafter sometimes referred to as the "Offering Notes."

         SECTION 2. Payment of Principal and Interest.

                  2.1 Payment of Principal. Payment of all or any portion of the principal amount due hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

                  2.2 Payment of Interest. The Borrowers may, at their sole option, pay the interest due hereunder either (i) in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, or (ii) by the issuance to the Holder of an additional note of like tenor with this Note (a "PIK Note") and in
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the principal amount equal to the amount of interest then due and payable for which the additional PIK Note is being issued, and which PIK Note shall be dated the date on which such interest payment is due and shall mature on the Maturity Date.

                  2.3 Payments in Coin, etc. All payments of principal, and all payments of interest on this Note which are made in coin or currency as aforesaid, shall be paid by wire transfer in immediately available funds no later than 2:00 P.M. on the due date of such payment to a deposit account with a New York City bank designated by the Holder from time to time.

                  2.4 Payments in Notes. All payments of interest on this Note which are made by the issuance to the Holder shall be paid by delivery to the Holder of a PIK Note of like tenor with this Note, registered in the name of the Holder, in the face amount determined in accordance with Section 2.2(ii) hereof with interest thereon commencing to accrue on and as of the interest payment date for which such Note is being issued.

                  2.5 Limitation on Interest. In no event shall the Holder be entitled to receive interest, however characterized, at an effective rate in excess of the maximum rate permitted by law. In the event that a court of competent jurisdiction shall finally determine that such amounts paid or agreed to be paid by the Borrowers in connection with this Note causes the effective interest rate on this Note to exceed the maximum rate permitted by law, such interest or other consideration shall automatically be reduced to a rate which results in an effective interest rate under this Note equal to the maximum rate permitted by law over the term hereof, and, in such event, the Borrowers shall apply to the reduction of the unpaid principal balance of this Note any amounts received by it deemed to constitute excessive interest.

         SECTION 3. The Note. As used herein, the term "Note" refers to this 8% Convertible Note and to any PIK Note or PIK Notes executed and delivered by the Borrowers in payment of interest pursuant to Section 2.2(ii) above or in exchange or replacement hereof or thereof pursuant to Section 9 hereof. Unless the context otherwise requires, the term "Holder" is used herein to mean Payee or any other person who shall at the time be the Holder or assignee of this Note. This Note, the Security Agreement (as defined in Section 4 hereof), the Purchase Agreement and all other documents executed and delivered by Borrowers pursuant to the Purchase Agreement are hereinafter collectively referred to as the "Purchase Documents."

         SECTION 4. Security Interest. The obligations of the Issuers hereunder shall be secured by a first lien and security interest in and to certain assets of the Issuers pursuant to the terms of that certain Security Agreement in the form attached as Exhibit B to the Purchase Agreement.


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            SECTION 5.  Conversion of Note.

                  5.1 Right to Convert. Subject to and upon compliance with the provisions hereof, the Holder shall have the right, at such Holder's option, at any time and from time to time, to convert all or any portion of the unpaid principal amount hereof and the accrued but unpaid interest thereon into the Company's Common Stock, par value $0.01 per share ("Common Stock") at the price of $3.00 per share, or, in case an adjustment of such price has taken place pursuant to the further provisions of this Section 5, then at the price as last adjusted and in effect on the date this Note or portion hereof is presented for conversion (such price or such price as last adjusted, as the case may be, being referred to herein as the "Conversion Price"). Upon any conversion of this Note, or any portion hereof, the conversion shall also be deemed to include the accrued and unpaid interest on the principal portion of the Note tendered for conversion, whether or not then due; provided, however, that the Company shall have the option, at its election and in lieu of converting such interest, to make an appropriate cash adjustment for or on account of any such accrued and unpaid interest accrued. Upon any conversion of all or a portion of the unpaid principal amount hereof, the principal obligation due hereunder shall be deemed reduced to the extent of the value of the aggregate Conversion Price of the Common Stock acquired thereby. Upon any conversion of a portion (but less than all) of the unpaid principal amount hereof, the reduction of the principal obligation hereunder shall be applied to the principal payment due hereunder.

                  5.2 Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder shall present the Note to the Company, on behalf of the Borrowers, at the office of the Company, accompanied by written notice to the Company that the Holder elects to convert this Note, or, if less than the entire unpaid principal amount hereof is to be converted, the portion hereof to be converted. Such notice shall also state the name or names (with address and taxpayer identification number) in which the certificate or certificates for shares which shall be issuable on such conversion shall be issued. As soon as practicable after the receipt of such notice and the presentation of this Note, the Company shall issue and deliver, or shall cause its registrar and transfer agent to issue, countersign and deliver, to the Holder a certificate or certificates for the number of full shares issuable upon the conversion of this Note (or portion hereof). Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Company and this Note shall have been presented as aforesaid, and conversion shall be at the Conversion Price in effect at such time, and at such time the rights of the Holder as a Holder shall cease (to the extent this Note is so converted) and the person or persons in whose name or names any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Upon conversion of only a part of the unpaid principal amount of this Note, appropriate notation shall be made on this Note of the principal amount so converted, and this Note shall be retained by the Holder following such notation. Upon conversion of the balance of the principal amount of this Note, the Holder shall surrender this Note to the Company on behalf of all the Borrowers. No fractional share or scrip shall be issued upon conversions of the Note. The number of full shares issuable upon conversion shall be computed on the basis of the aggregate unpaid principal amount of the Note (or portion thereof) so surrendered and the amount of interest thereon being converted.

                  5.3 Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Conversion


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Price, the Holder shall thereafter be entitled to receive, at the Conversion
Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon conversion of that portion of the principal amount of this Note surrendered for conversion pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

                  (a) Conversion Price Adjustment Formulas. If and whenever after the date of this Note, the Company shall issue or sell any shares of Common Stock (except as provided in subsection 5.3.(d)) for a consideration per share less than the lower of (x) 90% of the Market Price or (y) the Conversion Price, determined on the date of such issue or sale, then forthwith the Conversion Price shall be reduced to the price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale (assuming the conversion of all securities convertible into shares of Common Stock) multiplied by 90% of the Market Price or by the Conversion Price, as the case may be, immediately prior to such issue or sale, and (B) the consideration, if any, received and deemed received by the Company upon such issue or sale, divided by (ii) the total number of shares of Common Stock outstanding and deemed outstanding immediately after such issue or sale, and the denominator of which shall be (aa) 90% of the Market Price or (bb) the Conversion Price, as the case may be, immediately prior to such issue or sale.

No adjustment of the Conversion Price, however, shall be made in an amount less than 5% of the Conversion Price immediately prior to the adjustment, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 5% or more of the Conversion Price.

                  (b) Constructive Issuances of Stock; Convertible Securities; Rights and Options; Stock Dividends. For the purposes of subsection 5.3(a), the following provisions (i) to (viii), inclusive, shall also be applicable, and the adjustment provided in subsection 5.3(a), if required, shall be made:

                         (i) In case at any time subsequent to the date hereof,
                  the Company shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, shares of Common Stock or any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the consideration per share for which shares of Common Stock are issued or sold upon the exercise of such rights, options or Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or


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                  options which relate to such Convertible Securities, the
                  minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities (and, if such Convertible Securities constitute obligations of the Company, the principal amount of such obligations so convertible) and upon the conversion or exchange thereof, by
                  (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the lower of (x) 90% of the Market Price or (y) the Conversion Price, determined as of the date of granting such rights or options, as the case may be, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options (or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be deemed to be outstanding and to have been issued for such price per share. Except as provided in subsection 5.3(b)(iii) below, no further adjustments of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                        (ii) In case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares which would be issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the lower of (x) 90% of the Market Price or (y) the Conversion Price, determined as of the date of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. Except as otherwise specified in subsection 5.3(b)(iii) below, no further adjustments of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                        (iii) If the purchase price provided for in any right or
                  option referred to in subsection 5.3(b)(i), or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 5.3(b)(ii), or the rate at which any Convertible Securities referred to in subsections 5.3(b)(i) or (ii) are convertible into or exchangeable for


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                  shares of Common Stock, shall change or a different purchase price or rate shall become effective at any time or from time to time (other than under or by reason of provisions designed to protect against dilution) then, upon such change becoming effective, the Conversion Price in effect at the time of such event shall forthwith be increased or decreased to such Conversion Price as would have obtained had the rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional compensation or rate of conversion or exchange, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to such Conversion Price as would have obtained at the time of such expiration or termination had such option, right or convertible securities never been issued. If the purchase price provided for in any right or option referred to in subsection 5.3(b)(i), or the additional consideration payable upon the exchange or conversion of any Convertible Securities referred to in subsections 5.3(b)(i) or (ii), or the rate at which any Convertible Securities referred to in subsections 5.3(b)(i) or (ii) are convertible into or exchangeable for shares of Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such right or option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be decreased to such Conversion Price as would have obtained had the adjustments made upon issuance of such right or option or Convertible Securities been made upon the basis of the issuance of (and the total consideration computed in accordance with subsections 5.3(b)(i) or (ii), as the case may be, received for) the shares of Common Stock delivered as aforesaid.

                           (iv) In case of the issuance of shares of Common Stock or Convertible Securities of the Company as a dividend or distribution upon any shares of Common Stock of the Company, such shares of Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (v) In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, without deduction therefrom of any expenses incurred or any underwriting or selling commissions or concessions paid by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for


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                  a consideration other than cash, the amount of the
                  consideration other than cash payable to the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting or selling commissions or concessions paid by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets of such merged corporation as such Board shall determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be.

                           (vi) In case at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (B) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

                           (vii) "Market Price" means, as of any day, the closing sales price of the Common Stock on such day on the New York Stock Exchange or the American Stock Exchange (or if the Common Stock shall not then be listed on either such exchange, such closing sales price on the principal (determined by highest volume averaged for a period of twenty consecutive business days prior to the day as to which "Market Price" is being determined) national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) on which the Common Stock may then be listed) or, if the Common Stock shall not be listed on such exchange or exchanges, the closing bid price at the end of such day as quoted by each of three independent market makers as reported by the Nasdaq Stock Market or, if the Common Stock shall not be listed or included for quotation on the Nasdaq Stock Market, the closing bid price at the end of the day as quoted by each of three independent market makers in the over-the-counter market as reported by the National Quotation Bureau, Inc. or by any successor organization.

                           (viii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company which are not entitled to be voted on matters for which stockholders may otherwise vote, and the cancellation of any such shares shall not be considered an issue or sale of shares of Common Stock for the purposes of subsection 5.3(a).


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                  (c) Effect of Certain Dividends. In case at any time the
Company shall declare a dividend upon the shares of Common Stock payable otherwise than out of earnings or earned surplus (other than in a total liquidation or dissolution of the Company) and otherwise than in shares of Common Stock or Convertible Securities, the Conversion Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Company. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or if a record is not taken, the date as of which the holders of record of shares of Common Stock entitled to such dividends are to be determined. As used in this subsection 5.3(c), the term "dividend" shall mean any distribution to the holders of shares of Common Stock. Except as provided in this subsection 5.3(c), no adjustment in the Conversion Price and no change in the number of shares of Common Stock so issuable shall be made pursuant to this Section 5.3 as a result of or by reason of any such dividend.

                  (d) No Adjustments Required. Notwithstanding anything herein to the contrary, there shall be no adjustment in the Conversion Price in connection with (i) the grant of any option, or the exercise of any option granted under an employee benefit plan or stock option plan or (ii) upon the exercise of any option, warrant or Convertible Security outstanding on the date of this Note.

                  5.4 Stock Dividends; Splits; Subdivisions, etc. If the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Conversion Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest cent) determined by dividing (A) the product obtained by multiplying the Conversion Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the sum of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

                  5.5 Consolidation or Merger. If any consolidation or merger of the Company with another corporation shall be effected, then, as a condition of such consolidation or merger, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of Common Stock immediately theretofore so receivable by such Holder had such consolidation or merger not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such


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Holder to the end that the provisions hereof (including without limitation, provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. The Company shall not consummate any such consolidation or merger unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive. Except as expressly set forth in this Section 5.4, however, nothing contained herein will be deemed to restrict the Company from entering into a consolidation or merger.

                  5.6 Notice of Adjustment of Conversion Price. Upon any adjustment of the Conversion Price, then and in each such case the Company shall give written notice thereof in the manner provided in Section 11 to the Holder, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  5.7  Notice of Certain Actions.  In case at any time:

                       (1) the Company shall declare any dividend upon shares of its capital stock payable in securities or make any special dividend or other distribution;

                       (2) the Company shall offer for subscription pro rata to the holders of any class of its capital stock any additional securities of any class or other rights;

                       (3) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all its assets to, another corporation; or

                       (4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give written notice in the manner provided in Section 11 to the Holder hereof, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.


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                  5.8 Reservation of Shares. The Company will at all times
reserve and keep available out of its authorized capital, solely for the purpose of issuance upon the conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of the outstanding principal balance due under the Note. The Company covenants that all shares which shall be so issuable shall, upon the conversion of the Note as herein provided, be duly and validly issued and fully paid and nonassessable by the Company.

                  5.9 Registration and Listing. If any shares required to be reserved for purposes of conversions of this Note hereunder require, as a condition to issuance to the Holder upon conversion of all or any portion of the principal amount represented hereby, registration with or approval of any governmental authority under any federal (other than the Securities Act of 1933 or similar federal statute then in force) or state law, or listing on any national securities exchange, before such shares may be issued upon conversion, the Company will, at its expense, as expeditiously as possible cause such shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be.

                  5.10 Taxes. The issuance of certificates for shares upon conversion of this Note shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

            SECTION 6.  Redemption of Note.

                  6.1 Redemption by the Borrowers; Redemption Amount. Provided that on the date fixed for redemption the shares of Common Stock issuable upon conversion of this Note or, if applicable under the terms of the Purchase Agreement, the Warrant Shares (as defined in the Purchase Agreement) are covered by an effective registration statement under the Securities Act of 1933 with respect to the resale thereof, this Note shall be redeemable at the option of the Borrowers in whole at any time or in part from time to time from and after the date of its issuance, at a redemption price equal to that portion of the principal amount for which the redemption is being made together with accrued interest to the date fixed for redemption (such amount being the "Redemption Amount").

                  6.2 Notice of Redemption. Not less than 30 days nor more than 60 days prior to the date fixed by the Borrowers for redemption of this Note or any portion hereof, the Borrowers shall deliver to the Holder, in the manner provided in Section 10 hereof at the Holder's last address appearing on the books of the Company, a notice of redemption. Such notice of redemption shall advise the Holder of the principal amount of this Note to be so redeemed, and shall state: (i) the date fixed for redemption; (ii) the Redemption Amount;
(iii) that interest accrued to the date fixed for redemption will be paid as specified in said notice; (iv) that on the date fixed for redemption (unless the Borrowers shall default in the payment of the Redemption Amount) the Redemption Amount will become due and payable, and after said date interest thereon shall cease to accrue; (v) that the Borrowers so elect to redeem such Note or portion thereof at the office of the Company or at such other location designated upon presentation and surrender of such Debentures; and (vi) the Conversion Price then in effect and that the right of conversion will terminate at the close of business on the date fixed for redemption.

                  6.3 Issuance of Replacement Note on Partial Redemptions. In case less than the entire principal amount of this Note shall be redeemed, then, upon surrender of this Note by the Holder for redemption in the manner specified in the notice of redemption provided pursuant to Section 6.2, a new Note in the principal amount equal to the unredeemed portion of the principal amount of this Note will be issued and delivered to and registered in the name of the Holder at the Holder's last address appearing on the books of the Company.

                  6.4 Status of Note Following Redemption. From and after the date fixed for redemption (unless the Company shall default in the payment of the Redemption Amount), the principal amount called for redemption shall no longer be deemed to be outstanding for any purpose, including, but not limited to, the calculation of interest on the principal amount not called for redemption, and the Holder shall cease to have any rights in respect thereof, including the right to convert the principal amount called for redemption pursuant to Section 6 hereof, from and after the date fixed for redemption, other than the right to receive the Redemption Amount upon surrender of the Note in the manner designated in the notice of redemption delivered in accordance with Section 6.2.

         SECTION 7. Affirmative Covenants. Borrowers, jointly and severally, covenant that, until the principal of, and interest on, this Note and all other monetary obligations to the Holder under the other Purchase Documents have been indefeasibly paid in full, each will, and the Company will cause each other Borrower, to:

     7.1 Maintenance of Existence. Do all things material to its business necessary to preserve and keep in full force and effect its existence (corporate or other) and existing name, rights and franchises, and qualify and remain qualified to do business in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, operating results, assets or condition (financial or otherwise).

         7.2 Payment and Performance of Obligations. Duly and punctually pay or cause to be paid all of its material liabilities and obligations, including, without limitation, taxes, liabilities and all other charges imposed upon or levied or leviable against it, its assets or income prior to the date on which such taxes or other charges become delinquent, or on which penalties attach or interest accrues, as well as all material claims for labor, materials or supplies which, if unpaid when due might, by law or agreement, become a Lien.

         7.3 Furnish to the Holder:

                  (a) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Company send to its stockholders, and copies of all regular and periodic reports, all registration statements (other than a Form S-8) the Company files with the Securities and Exchange Commission (the "Commission"). All such reports containing unaudited financial information of the Company and its subsidiaries shall be certified by the Company's Chief Financial Officer as (i) having been prepared in conformity with generally acceptable accounting principles consistently applied during the periods presented ("GAAP"), subject to normal year-end audit adjustments, (ii) being complete and correct, and (iii) presenting fairly in all material respects the financial condition, results of operations, changes in stockholders' equity and cash flows which they purport to present.

                  (b) Together with (i) each report on Form 10-K or Form 10-Q which the Company furnishes to the Holder, there shall be delivered to the Holder a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that they have caused a review of the affairs of the Borrowers to be made and that based thereon nothing has come to their attention which would lead them to believe that any Event of Default or any event which, with the lapse of time or the giving of notice or both, could become an Event of Default has occurred or exists hereunder or, if such is not the case, specifying the nature thereof an what action has been taken or is being taken or is proposed to be taken with respect thereto.

                  (c) Promptly after any Borrower discovers the occurrence of any Event of Default or event which, with the lapse of time or the giving of notice or both, could become an Event of Default, a statement setting forth details of such Event of Default or other event and the action taken, or proposed to be taken, with respect thereto by such Borrower.

                  (d) Promptly after any Borrower has knowledge thereof, notice of any action, suit or proceeding against any Borrower known to such Borrower to be pending before any court or governmental authority, domestic or foreign, which might reasonably be expected to have a material adverse effect on the business, earnings, assets or condition (financial or other) of such Borrower;

                  (e) Promptly after any Borrower has knowledge thereof, notice of any judgment against any Borrower which might reasonably be expected to have a material adverse effect on the business, operating results, assets or condition (financial or other) of any Borrower, entered by any court or other governmental authority, domestic or foreign, against such Borrower, such notice to include the amount of any such judgment.

                  (f) Such other information respecting the business, operating results, assets, condition (financial or other) of any Borrower as the Holder may reasonably request from time to time.

         7.4 Insurance. Maintain (i) insurance coverage on its assets against risks in an amount consistent with commercially reasonable practice; provided that such insurance coverage shall include business interruption insurance, fire and extended coverage on inventory, equipment and on any building or other facility owned or leased by it, (ii) comprehensive general liability coverage against liability for injuries to persons or property and product liability insurance, in such amounts as are at all times reasonably prudent in the judgment of the Borrowers, and (iii) workers' compensation insurance coverage required by law. Each policy of insurance insuring the inventory, equipment and real property improvements of any Borrower shall, until this Note is paid in full, have a standard mortgagee's or secured party's noncontributory loss payable clause in favor of the Holder as its interest may appear and shall provide for not less than 30 days' prior written notice to the Holder of cancellation of or intended change in coverage. The Company will file with the Holder promptly following its request therefor, a detailed list of all insurance then in effect for Borrowers, stating the name of each insurer, the name of the insured, the amounts of insurance issued by each such insurer, the expiration dates of each policy and the property and risks covered thereby.

         7.5 Keeping of Records and Books of Account. Keep records and books of account which are true and correct in all material respects.

         7.6 Visitation Right. Upon reasonable notice, at any reasonable time, and from time to time, permit the representative or representatives of the Payee to examine and make copies of and abstracts from its records and books of account and visit its properties and to discuss its affairs, finances and accounts with its Chief Executive Officer and Chief Financial Officer.

     7.7 Filing of Reports.

                  (a) Comply with the applicable requirements of all laws (including the Employee Retirement Income Security Act of 1978, as amended) and all rules, regulations and orders of any governmental authority, other than Environmental Laws (as defined in Section 7.7(b)), as to which the compliance requirements are set forth in Section 7.7(b), the violation of which might be reasonably expected to have a material adverse effect on its business, operating results, assets, condition (financial or other), or prospects.

                  (b) Each Borrower shall furnish to the Holder immediately following receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a circumstance or condition which requires or may require a financial contribution by such Borrower or a cleanup, removal, remedial action, or other response by or on the part of such Borrower under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from such Borrower for an alleged violation of Environmental Laws, and inform the Holder in writing as soon as such Borrower becomes aware of any condition or circumstance which makes the environmental representations or warranties contained in this Agreement incomplete or inaccurate. "Environmental Laws" means federal, state and local laws or regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder relating to pollution or protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemical, or industrial, toxic or hazardous substances or wastes, or otherwise relating to worker health and safety or public health and safety.

         7.8 Further Assurances. Promptly, upon the request of the Holder, (i) correct any material defect or error that may be discovered in this Note, any PIK Note any other Purchase Document to which it is a party or in the execution, acknowledgement or recordation thereof; and/or (ii) execute, acknowledge, deliver, file, re-file, register and re-register any and all such further agreements, instruments, documents, certificates, financing statements, as the Holder may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Note or any other Purchase Document, (ii) to subject to the Lien created by the Security Agreement, any of such Person's assets, rights or interests (now owned or hereafter acquired) covered or now or hereafter intended to be covered by any of the Purchase Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Agreement and the Lien intended to be created thereby, and (iv) to better assure, assign, transfer, preserve, protect and confirm to Holder the rights granted or now or hereafter to be granted to Holder under this Note and any other Purchase Document to which it is a party or under any other instrument executed in connection with any Document to which such Borrower is or may become a party.

     8. Negative Covenants. Borrowers, jointly and severally, covenant that until the principal of, and interest on, this Note, and all other monetary obligations to the Holder under the other Purchase Documents to which each Borrower is party have been paid in full, each will not, and will cause each other Borrower not to:

         8.1 Indebtedness. Directly or indirectly, incur, create, assume, suffer, allow to exist or guarantee, or become or remain obligated or liable in any manner with respect to any Indebtedness, except:

                  (a) Indebtedness under this Note, any PIK Note and each other Purchase Document, together with any refinancings and replacements thereof;

                  (b) Indebtedness incurred on account of the acquisition of capital assets, by purchase or under a Capital Lease. "Capital Lease" shall mean a lease under which the obligation of the lessee would, in accordance with GAAP, be included in determining total liabilities as shown on the liability side of a balance sheet of lessee;

                  (c) Indebtedness subordinated to the Indebtedness described in clause (a) above (as to the principal of, and interest on, such Indebtedness) on terms and conditions satisfactory to the Holder (in its sole discretion), provided that subordinated Indebtedness permitted hereby shall not exceed an aggregate principal amount of $5,000,000 at any one time outstanding;

                  (d) Indebtedness of the Company or any Borrower as of July 31, 1997;

                  (e) Indebtedness between or among the Borrowers; and

                  (f) Indebtedness not to exceed an aggregate of $5,000,000 at any one time outstanding.

         8.2 Negative Pledge. Incur, create or assume, or suffer to allow to be incurred, created, assumed or to exist, any Liens upon any of the Collateral, except:

                  (a) Liens in favor of the Holder.

                  (b) Deposits or pledges in connection with, or to secure the payment of, contracts or leases entered into in the ordinary course of business, utilities or similar services, workers' compensation laws, social security and unemployment insurance laws or other similar statutory obligations; deposits on account of insurance premiums; Liens imposed by law such as carriers' warehousemen's and artisan's liens, provided the Indebtedness secured thereby is not overdue for more than 90 days; and easements, restrictions and minor irregularities of title which do not materially impair the use of its assets in the normal operation of its business;

                  (c) Liens securing the payment of any tax or other similar charge which is not delinquent or which (or the basis of which) is being diligently contested by appropriate proceedings in good faith and for which appropriate reserves have been established in accordance with GAAP consistently applied, provided enforcement of any such Lien is duly stayed pending the final determination of such proceedings;

                  (d) Liens securing Indebtedness permitted by Section 8.1 incurred to finance the acquisition of capital assets, provided that (A) such Liens shall be created concurrently with the acquisition of such assets, (B) such Liens do not at any time encumber property other than the asset financed by such Indebtedness and (C) the amount of Indebtedness secured thereby is not increased;

                  (e) Any and all other Liens securing collateral having a value not exceeding $100,000 in the aggregate.

         8.3 Impair Value of Security. Take any action which results in a material impairment of the value of the Collateral taken as a whole

             8.4 Dividends. Directly or indirectly, declare or pay dividends in respect of any of its capital stock or capital shares or otherwise make any distribution in respect of its capital stock or capital shares, or redeem or repurchase any shares of its capital stock or capital shares, provided that any Borrower other than the Company may make dividend payments or other distributions to the Company and may redeem or repurchase any shares of their capital stock held by the Company provided the purchase or redemption price thereof is paid solely to the Company.

         8.5 Maintenance of Reporting Status. Not terminate the Company's status as an issuer required to file reports under the Exchange Act, even if the Exchange Act thereunder would permit such termination.

             8.6 Transactions with Affiliates and/or Associates. Enter into any transactions (including, without limitation, the sale, purchase, or exchange of property, the rendition of services or the payment of management fees) in any transactions with Affiliates and/or Associates of any of the Borrowers, except for a valid business purpose and in good faith.

Definitions:

             "Indebtedness" means: (a) all indebtedness of such Borrower for borrowed money or for the deferred purchase price of property or services (other than accounts payable or trade payables and other accrued liabilities incurred in the ordinary court of business and payable in accordance with customary practices); (b) any other indebtedness of such Borrower which is evidenced by a note, bond, debenture or similar instrument; (c) all obligations of such Borrower in respect of acceptances issued or created for the account of such Borrower; and (d) all liabilities secured by any Lien on any property owned by such Borrower in circumstances where such Borrower has not assumed or otherwise become liable for the payment thereof.

             "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien, attachment or other charge of any kind (including any agreement to give any of the foregoing, any lease in the nature thereof and any conditional sale or other title retention agreement and any sale of accounts receivable), or any other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another or the income or profits of such other Person, whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

         SECTION 9. Events of Default; Remedies.

                  9.1 Events of Default. The following shall constitute events of default under this Note ("Events of Default"):

                           (1) The Borrowers, jointly or severally, shall fail
                  to pay when due (any principal amount of this Note, whether at the Maturity Date, or with respect to the Redemption Amount on the redemption date, or upon acceleration as permitted hereunder or otherwise, or (b) any interest or other sums (other than principal of this Note) due under this Note or any Purchase Document and such default in the payment of interest or other sums shall not have been remedied within ten (10) days after the date such sum is due; or

                           (2) The Borrowers, jointly or severally, shall
                  default in any material respect in the observance or performance of any covenant contained in Section 8 hereof or in Section 3 of the Security Agreement and shall not have been remedied such default within ten (10) days (or such longer period as may be agreed to in writing by Borrowers and Payee) after written notice of such default has been given by the Holder to the Borrowers; or

                           (3) The Borrowers, jointly or severally, shall
                  default in any material respect in the observance or performance of any covenant contained in any Purchase Document (other than those referred to in clauses (1) and (2) above) and shall not have remedied the default within thirty (30) days after written notice of such default has been given by the Holder to the Borrowers; or

                           (4) Any warranty or representation of the Borrowers
                  contained in any Purchase Document shall have been false in any material respect; or

                           (5) Any Borrower shall (a) make an assignment for the
                  benefit of creditors, or file a voluntary petition under the Federal Bankruptcy Code, as amended (the "Code"), or any other Federal or state insolvency law, or (b) apply for or consent to institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (5) below, (c) consent to the appointment of a receiver, trustee, custodian or similar official of all or part of its property, (d) be or become insolvent, however, evidenced, or (e) file an answer admitting the material allegations of a petition filed against it in any such proceeding; or

                           (6) An involuntary proceeding shall be commenced or
                  an involuntary petition shall be filed in a court of competent jurisdiction seeking

                  (a) relief in respect of any Borrower, or of a substantial part of its assets, under the Code, as now constituted or hereafter amended or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian or similar official for any Borrower or for a substantial part of its assets, or (c) the winding-up or any liquidation of any Borrower; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                           (7) Any Borrower shall (a) fail to pay any principal
                  or interest due in respect of any indebtedness of such Borrower in a principal amount in excess of $1,000,000, when and as the same shall become due and payable, and such failure shall continue beyond any applicable grace period, or (b) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such indebtedness if the effect of any failure referred to in this clause (b) is to cause, or to permit the holder or holders of such indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such indebtedness to become due in its entirety prior to its stated maturity;

                           (8) One or more judgments for the payment of money in
                  an aggregate amount in excess of $1,000,000 shall be rendered against any one or more of the Borrowers, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed; or

                           (9) Other than as contemplated by the Security
                  Agreement, the lien created by the Security Agreement shall cease to be a valid and enforceable lien on the Collateral (as defined in the Security Agreement) with such priority as provided in the Security Agreement or any material provision of any Purchase Document shall, after execution and delivery thereof, cease to be valid and binding on any party thereto (other than the Holder), or any such other party shall so state in writing or shall contest the validity and enforceability thereof, and, in any such case, the Holder shall be materially adversely affected as a result thereof.

                  9.2 Remedies. If an Event of Default shall occur and be continuing then, in the sole discretion of the Holder and without further notice to the Borrowers, the unpaid principal amount and the accrued interest hereunder at the applicable rate specified above until full payment of all amounts due hereunder, and all other sums due by the Borrowers under this Note shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrowers. In addition, in each case, the Holder may recover all costs of suit and other expenses incurred by the Holder (including reasonable attorneys' fees) in connection with the collection of any sums due hereunder. The remedies set forth herein shall be in addition to, and not in lieu of, any other additional rights or remedies the Holder may have at law or in equity.

         SECTION 10. Exchange or Replacement of Note.

                  10.1 Exchange. The Holder, at its option, may in person or by duly authorized attorney surrender the Note for exchange at the office of the Company, and at the expense of the Company receive in exchange therefor a new
Note in the same aggregate principal amount as the aggregate unpaid principal amount of the Note so surrendered and bearing interest at the same annual rate as the Note so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note so surrendered and to be in such principal amount and payable to such person or persons, or order, as such Holder may designate in writing; provided, however, that the Borrowers shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in a name other than that of the Holder of the Note surrendered in exchange therefor. Five days prior written notice of the Holder's intention to make such exchange shall be given to the Company.

                  10.2 Replacement. Upon receipt by the Borrowers of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Borrowers of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note if mutilated, the Borrowers will make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section
9.2 shall be dated as of the date to which interest has been paid on this Note.

         SECTION 11. Communications. All notices, requests, consents, reports and demands shall be deemed properly given when received, and shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium with answer back receipt, mailed by certified or registered mail, postage prepaid, or sent by overnight courier, to the Borrower or to the Holder at the address set forth below or to such other address as may be furnished in writing to the other parties hereto:

                                           Any Borrower :

                                    c/o Ecogen Inc.
                                    2005 Cabot Boulevard
                                    Langhorne, PA  19047
                                    Telecopy: (215) 757-2956
                                    Attention:  President

                                           The Payee:

                                    United Equities (Commodities) Company
                                    160 Broadway
                                    New York, NY 10038
                                    Telecopy (212) 227-3208

         SECTION 12. Severability. Should any part but not the whole of this Note for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Note had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Note without including therein any such part which may, for any reason, be hereafter declared invalid.

         SECTION 13. Transfers.

                  13.1 Restriction on Transfer. By its acceptance of this Note, the Holder acknowledges that neither this Note, any PIK Note issued with respect hereto nor the Common Stock issuable upon conversion hereof have registered under the securities laws of the United States of America or any state thereof and represents that this Note has been acquired for investment and, neither this Note, any PIK Note issued with respect thereto, nor any portion hereof or thereof, nor any interest in this Note (including the Common Stock issuable upon conversion hereof) may be offered for sale, sold, delivered after sale, transferred, pledged, or hypothecated in the absence of registration of this Note, as the case may be, under applicable federal and state securities laws or the receipt by the Company of an opinion of counsel of the Holder, as the case may be, reasonably satisfactory to the Company that such registration is not required by reason of an available exemption from registration under such securities laws.

                  13.2 Manner of Transfer. Subject to Section 13.1 above, the transfer of this Note is registrable by the Borrowers, and the registered Holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company to be kept for that purpose at the office of the Company, upon surrender and cancellation of this Note and upon presentation of a duly executed written instrument of transfer in form satisfactory to the Borrowers, and thereupon a new Note or Notes in aggregate principal amounts of not less than $500,000 will be issued to the transferee or transferees in exchange herefor with payment by the Holder of any stamp or other tax or governmental charge in connection therewith; provided, however, this Note or any PIK Note issues with respect hereto may not be transferred other than to an affiliate of United Equities (Commodities) Company. Prior to due presentment of this Note for registration of transfer, the Borrowers may deem and treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment hereof or on account hereof or of interest hereon (subject to the provisions of the first paragraph on the face hereof) and for all other purposes.

         SECTION 14. Captions. The descriptive headings of the various Sections or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         SECTION 15. Successors and Assigns. This Note shall be binding upon the parties and their respective successors and assigns.

         SECTION 16. Governing Law. This Note shall be governed by the laws of the Commonwealth of Pennsylvania.

         SECTION 17. Consent to Jurisdiction; Waiver of Jury Trial.

                  (a) BORROWERS, JOINTLY AND SEVERALLY, AGREE THAT ANY LEGAL ACTION OR PROCEEDING AGAINST ANY BORROWER WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY), OR THE FEDERAL COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, AS HOLDER MAY ELECT IN ITS SOLE DISCRETION, AND, BY EXECUTION AND DELIVERY OF THIS NOTE, EACH BORROWER HEREBY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWERS, JOINTLY AND SEVERALLY, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY EXPRESS, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH BORROWER AT ITS ADDRESS FOR NOTICES AS SPECIFIED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE FIVE BUSINESS DAYS AFTER SUCH MAILING. EACH BORROWER WAIVES, AT THE OPTION OF HOLDER, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION OR PROCEEDING INSTITUTED UNDER THIS NOTE AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE REMEDY AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF HOLDER TO BRING LEGAL ACTION OR PROCEEDING IN ANY OTHER COMPETENT JURISDICTION. BORROWERS, JOINTLY AND SEVERALLY, AGREE THAT ANY ACTION COMMENCED BY BORROWERS (OR ANY OF THEM) ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER PURCHASE DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY), OR IN THE FEDERAL COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK AND THAT SUCH COURTS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY SUCH ACTION.

                  (b) BORROWERS AND HOLDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS NOTE AND IN CONNECTION WITH ANY CLAIM, COUNTERCLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PROVISION OR THIS NOTE.

                  (c) BORROWERS HEREBY, JOINTLY AND SEVERALLY, CONSENT AND AGREE THAT ANY JUDGMENT ENTERED AGAINST ANY OF THEM IN ANY SUCH ACTION OR PROCEEDING COMMENCED AGAINST IT (A "NY JUDGMENT") IN ANY SUCH COURT OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA (A "NY COURT") MAY BE ENTERED, FILED, RECORDED OR DOCKETED IN ANY COURT WITH RESPECT TO BORROWER OF THE STATE WHERE THE PRINCIPAL OFFICES OF SUCH BORROWER IS LOCATED (A "STATE COURT") WITH THE SAME FORCE AND EFFECT AS IF THE NY JUDGMENT WAS A FINAL JUDGMENT AGAINST BORROWERS OF THE STATE COURT (A

"RECORDED FOREIGN JUDGMENT") AND, FOR SUCH PURPOSE, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE STATE COURT. EACH BORROWER HEREBY IRREVOCABLY (A) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT (INCLUDING THE SERVICE OF POST-JUDGMENT SUBPOENAS, INTERROGATORIES, NOTICES OF DEPOSITION OR ANY OTHER POST-JUDGMENT ORDER OR NOTICE) IN CONNECTION WITH ANY ACTION OR PROCEEDING TO ENFORCE OR COLLECT THE NY JUDGMENT AND/OR THE RECORDED FOREIGN JUDGMENT, AND (B) CONSENTS TO THE SERVICE OF PROCESS, INCLUDING, WITHOUT LIMITATION, ANY SUCH POST-JUDGMENT SUBPOENAS, INTERROGATORIES, NOTICES AND ORDERS, OUT OF THE NY COURT OR THE STATE COURT IN ANY ACTION OR PROCEEDING TO ENFORCE OR COLLECT A NY JUDGMENT OR A RECORDED FOREIGN JUDGMENT, BY THE MAILING OF COPIES THEREOF BY EXPRESS, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWERS AT THEIR ADDRESS FOR NOTICES AS SPECIFIED IN THIS NOTE, SUCH SERVICE TO BECOME EFFECTIVE FIVE BUSINESS DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY WAIVES, AT THE OPTION OF HOLDER, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION OR PROCEEDING INSTITUTED TO ENFORCE OR COLLECT A NY JUDGMENT OR ANY RECORDED FOREIGN JUDGMENT, AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE REMEDY AS IS DEEMED APPROPRIATE BY THE STATE COURT. EACH BORROWER HEREBY IRREVOCABLY WAIVES THE RIGHT TO CONTEST THE SUFFICIENCY OF ANY SUCH SERVICE AND FURTHER AGREES THAT ANY SUCH SUPPLEMENTARY PROCEEDINGS OR POST-JUDGMENT DEPOSITIONS MAY BE CONDUCTED AT THE OFFICES OF THE HOLDER'S ATTORNEYS IN NEW YORK CITY OR ELSEWHERE, AS HOLDER MAY ELECT IN ITS SOLE DISCRETION. NOTHING HEREIN SHALL AFFECT THE RIGHT OF HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR THE RIGHT OF HOLDER TO BRING JUDGMENT, ENFORCEMENT OR COLLECTION ACTIONS OR PROCEEDINGS IN ANY OTHER COMPETENT JURISDICTION. BORROWERS HEREBY, JOINTLY AND SEVERALLY, IRREVOCABLY WAIVE ANY RIGHT (X) TO INTERPOSE ANY DEFENSE, COUNTERCLAIM, SETOFF OR RECOUPMENT CLAIM AGAINST HOLDER IN ANY ACTION OR PROCEEDING TO ENTER, FILE, RECORD OR DOCKET THE NY JUDGMENT IN THE STATE COURT OR TO ENFORCE OR COLLECT THE RECORDED FOREIGN JUDGMENT AND/OR (Y) TO CHALLENGE, APPEAL, MOVE TO VACATE OR MOVE TO REOPEN ANY NY JUDGMENT OR ANY RECORDED FOREIGN JUDGMENT.

         SECTION 18. Amendments. This Note may only be amended by a written instrument executed by the Borrowers and either: (i) the Holder; or (ii) the holders of 51% of the Offering Notes outstanding at such time.

                                         ECOGEN INC.

                                         By:  /s/ James P. Reilly, Jr.
                                              ---------------------------------

                                         ECOGEN INVESTMENTS INC.

                                         By:  /s/ Mary E. Paetzold
                                              ---------------------------------

                                         ECOGEN-BIO INC.

                                         By:  /s/ Mary E. Paetzold
                                              ---------------------------------

                                   ECOGEN INC.
                             ECOGEN INVESTMENTS INC.
                                 ECOGEN-BIO INC.

                    8% CONVERTIBLE NOTE DUE OCTOBER 31, 2002

                                CONVERSION NOTICE


Ecogen Inc.
Ecogen Investments Inc.
Ecogen-Bio Inc.

         The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or such portion hereof as is specified below into shares of Common Stock of Ecogen, Inc. in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion be issued in the name of an delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay transfer taxes payable with respect thereto. If this conversion involves fractional shares, please issue this related check to the same person entitled to receive the shares.


Dated:____________________  Principal Amount to be converted, and any interest:

                                                $____________________________


If shares are to be issued other wise than to owner:

Tax Identification
Number of Transferee_________           _____________________________________
                                                Signature of Owner

________________________________
________________________________
________________________________

Please print name and address of Transferee (including zip code)